EXHIBIT 5.2

                                                                MARK ALAN SIEGEL
                                                     Attorney & Counselor at Law


                                November 22, 2004


Board of Directors
Dialog Group, Inc.
Twelfth Floor
257 Park Avenue South
New York, NY 10010

    Re:  Registration Statement on Form S-8


Gentlemen:

         I hereby consent to the continued use of my opinion in the Registration Statement.

                                                 Very truly yours,

                                                 /s/  Mark Alan Siegel
                                                 -------------------------
                                                 Mark Alan Siegel


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                           E-mail: masiegel@gate.net